UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

January 25, 2023 (January 24, 2023)
Date of Report (Date of earliest event reported)

First Horizon Corporation
(Exact name of registrant as specified in its charter)

TN	001-15185	62-0803242
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

165 Madison Avenue Memphis, Tennessee		38103
(Address of principal executive offices)		(Zip Code)

(901) 523-4444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$0.625 Par Value Common Capital Stock	FHN	New York Stock Exchange LLC

Depositary Shares, each representing a 1/400th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series B	FHN PR B	New York Stock Exchange LLC

Depositary Shares, each representing a 1/400th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series C	FHN PR C	New York Stock Exchange LLC

Depositary Shares, each representing a 1/400th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series D	FHN PR D	New York Stock Exchange LLC

Depositary Shares, each representing a 1/4,000th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series E	FHN PR E	New York Stock Exchange LLC

Depositary Shares, each representing a 1/4,000th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series F	FHN PR F	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment of Bylaws—Reduction in Board Size and Other Board Matters

Background. As previously disclosed, (i) on August 10, 2022, Rajesh Subramaniam resigned from the Board of Directors of First Horizon Corporation (“First Horizon”) and of First Horizon Bank (“FHB”), effective immediately, and (ii) on October 25, 2022, Kenneth A. Burdick informed First Horizon of his intent to resign from the Board of Directors of First Horizon and of FHB, which became effective at end-of-day on January 1, 2023.

Bylaw Amendments. On January 24, 2023, the Board of Directors of First Horizon unanimously approved an amendment to Section 3.2 of the Bylaws of First Horizon to reduce the size of the Board of Directors of First Horizon from 16 to 14 members, effective immediately.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit
3.1	Bylaws of First Horizon Corporation, as amended and restated effective January 24, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST HORIZON CORPORATION

By	/s/ Clyde A. Billings, Jr.
	Name:	Clyde A. Billings, Jr.
	Title:	Senior Vice President, Assistant General Counsel and Corporate Secretary

Date: January 25, 2023